                             MEMORANDUM OF AGREEMENT
                              (EXPENSE LIMITATIONS)

      This Memorandum of Agreement is entered into as of the Effective Date on the attached exhibits (the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco California Insured Municipal Income Trust, Invesco California Quality Municipal Securities, Invesco High Yield Investments Funds, Inc., Invesco Insured California Municipal Securities, Invesco Insured Municipal Bond Trust, Invesco Insured Municipal Income Trust, Invesco Insured Municipal Securities, Invesco Insured Municipal Trust, Invesco Municipal Income Opportunities Trust, Invesco Municipal Income Opportunities Trust II, Invesco Municipal Income Opportunities Trust III, Invesco Municipal Premium Income Trust, Invesco New York Quality Municipal Securities, Invesco Prime Income Trust, Invesco Quality Municipal Income Trust, Invesco Quality Municipal Investment Trust, Invesco Quality Municipal Securities and Short-Term Investments Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees or reimburse expenses of each Fund, on behalf of its respective classes as applicable, severally and not jointly, as indicated in the attached Exhibits.

      For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

      For the Contractual Limits (listed in Exhibits A - D), the Trusts and Invesco agree until at least the expiration date set forth on the attached Exhibits A - D (the "Expiration Date") that Invesco will waive its fees or reimburse expenses to the extent that expenses of a class of a Fund (excluding
(i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items, including litigation expenses;; and (vii) expenses that each Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable) exceed the rate, on an annualized basis, set forth on the Exhibits of the average daily net assets allocable to such class. Acquired fund fees and expenses are not fees or expenses incurred by a fund directly but are expenses of the investment companies in which a fund invests. These fees and expenses are incurred indirectly through the valuation of a fund's investment in these investment companies. Acquired fund fees and expenses are required to be disclosed and included in the total annual fund operating expenses in the prospectus fee table. As a result, the net total annual fund operating expenses shown in the prospectus fee table may exceed the expense limits reflected in Exhibits A-D. With regard to the Contractual Limits, the Board of Trustees of the Trust and Invesco may terminate or modify this Memorandum of Agreement prior to the Expiration Date only by mutual written consent. Invesco will not have any right to reimbursement of any amount so waived or reimbursed.

      For the Contractual Limits, each of the Trusts and Invesco agree to review the then-current expense limitations for each class of each Fund listed on the Exhibits on a date prior to the Expiration Date to determine whether such limitations should be amended, continued or terminated. The expense limitations will expire upon the Expiration Date unless the Trusts and Invesco have agreed to continue them. The Exhibits will be amended to reflect any such agreement.

      For the Voluntary Limits (listed in Exhibits A - D), the Trusts and Invesco agree that these are not contractual in nature and that Invesco may establish, amend and/or terminate such expense limitations at any time in its sole discretion after consultation with the Funds' Boards of Trustees. Any delay or failure by Invesco to update this Memorandum of Agreement with regards to the terminations, extensions, or expirations of the Voluntary Limits shall have no effect on the term of such Voluntary Limitations; the Voluntary Limitations are listed herein for informational purposes only.

      It is expressly agreed that the obligations of each Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of each Fund, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of the Trusts, and this Memorandum of Agreement has been executed and delivered by an authorized officer of the Trusts acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

      IN WITNESS WHEREOF, each of the Trusts and Invesco have entered into this Memorandum of Agreement as of the Effective Dates on the attached Exhibits.

      AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
      AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
      AIM FUNDS GROUP (INVESCO FUNDS GROUP)
      AIM GROWTH SERIES (INVESCO GROWTH SERIES)
      AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS) AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
      AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS) AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
      AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)
      AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) INVESCO CALIFORNIA QUALITY MUNICIPAL SECURITIES
      INVESCO HIGH YIELD INVESTMENT FUNDS, INC.
      INVESCO INSURED CALIFORNIA MUNICIPAL SECURITIES
      INVESCO INSURED MUNICIPAL BOND TRUST
      INVESCO INSURED MUNICIPAL INCOME TRUST
      INVESCO INSURED MUNICIPAL SECURITIES
      INVESCO INSURED MUNICIPAL TRUST
      INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST
      INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST II
      INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST III
      INVESCO MUNICIPAL PREMIUM INCOME TRUST
      INVESCO NEW YORK QUALITY MUNICIPAL SECURITIES
      INVESCO PRIME INCOME TRUST
      INVESCO QUALITY MUNICIPAL INCOME TRUST
      INVESCO QUALITY MUNICIPAL INVESTMENT TRUST
      INVESCO QUALITY MUNICIPAL SECURITIES
      SHORT-TERM INVESTMENTS TRUST
      on behalf of the Funds listed in the Exhibits to this Memorandum of Agreement

      By:
          --------------------------------------------

      Title: Senior Vice President

      INVESCO ADVISERS, INC.

      By:
          --------------------------------------------

      Title: Senior Vice President
                                                         as of December 13, 2011

                           EXHIBIT "A" - RETAIL FUNDS(1)

           AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

                                           CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF     EXPIRATION
FUND                                        VOLUNTARY    LIMITATION    CURRENT LIMIT           DATE
---------------------------------------    ------------  ----------  -----------------  -----------------
Invesco California Tax-Free Income Fund
         Class A Shares                    Contractual     0.85%     February 12, 2010    June 30, 2012
         Class B Shares                    Contractual     1.35%     February 12, 2010    June 30, 2012
         Class C Shares                    Contractual     1.35%     February 12, 2010    June 30, 2012
         Class Y Shares                    Contractual     0.60%     February 12, 2010    June 30, 2012

Invesco Core Plus Bond Fund
         Class A Shares                    Contractual     0.75%        June 6, 2011      June 30, 2013
         Class B Shares                    Contractual     1.50%        June 6, 2011      June 30, 2013
         Class C Shares                    Contractual     1.50%        June 6, 2011      June 30, 2013
         Class R Shares                    Contractual     1.00%        June 6, 2011      June 30, 2013
         Class Y Shares                    Contractual     0.50%        June 6, 2011      June 30, 2013
         Institutional Class Shares        Contractual     0.50%        June 6, 2011      June 30, 2013

Invesco Equally-Weighted S&P 500 Fund
         Class A Shares                    Contractual     0.75%     February 12, 2010    June 30, 2012
         Class B Shares                    Contractual     1.50%     February 12, 2010    June 30, 2012
         Class C Shares                    Contractual     1.50%     February 12, 2010    June 30, 2012
         Class R Shares                    Contractual     1.00%     February 12, 2010    June 30, 2012
         Class Y Shares                    Contractual     0.50%     February 12, 2010    June 30, 2012
Invesco Floating Rate Fund
         Class A Shares                    Contractual     1.50%       April 14, 2006   December 31, 2012
         Class C Shares                    Contractual     2.00%       April 14, 2006   December 31, 2012
         Class R Shares                    Contractual     1.75%       April 14, 2006   December 31, 2012
         Class Y Shares                    Contractual     1.25%      October 3, 2008   December 31, 2012
         Institutional Class Shares        Contractual     1.25%       April 14, 2006   December 31, 2012

Invesco S&P 500 Index Fund
         Class A Shares                    Contractual     0.65%     February 12, 2010    June 30, 2012
         Class B Shares                    Contractual     1.40%     February 12, 2010    June 30, 2012
         Class C Shares                    Contractual     1.40%     February 12, 2010    June 30, 2012
         Class Y Shares                    Contractual     0.40%     February 12, 2010    June 30, 2012
Invesco Global Real Estate Income Fund
         Class A Shares                    Contractual     2.00%        July 1, 2009    December 31, 2012
         Class B Shares                    Contractual     2.75%        July 1, 2009    December 31, 2012
         Class C Shares                    Contractual     2.75%        July 1, 2009    December 31, 2012
         Class Y Shares                    Contractual     1.75%        July 1, 2009    December 31, 2012
         Institutional Class Shares        Contractual     1.75%        July 1, 2009    December 31, 2012
Invesco Structured Core Fund
         Class A Shares                    Contractual     1.00%        July 1, 2009      June 30, 2012
         Class B Shares                    Contractual     1.75%        July 1, 2009      June 30, 2012
         Class C Shares                    Contractual     1.75%        July 1, 2009      June 30, 2012
         Class R Shares                    Contractual     1.25%        July 1, 2009      June 30, 2012
         Class Y Shares                    Contractual     0.75%        July 1, 2009      June 30, 2012
         Investor Class Shares             Contractual     1.00%        July 1, 2009      June 30, 2012
         Institutional Class Shares        Contractual     0.75%        July 1, 2009      June 30, 2012

Invesco Van Kampen American
Franchise Fund
         Class A Shares                    Contractual     1.05%        May 23, 2011      June 30, 2013
         Class B Shares                    Contractual     1.22%        May 23, 2011      June 30, 2013
         Class C Shares                    Contractual     1.80%        May 23, 2011      June 30, 2013
         Class R Shares                    Contractual     1.30%        May 23, 2011      June 30, 2013
         Class Y Shares                    Contractual     0.80%        May 23, 2011      June 30, 2013
         Institutional Class Shares        Contractual     0.80%        May 23, 2011      June 30, 2013

See page 14 for footnotes to Exhibit A.

                                                         as of December 13, 2011

                                           CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF      EXPIRATION
FUND                                        VOLUNTARY    LIMITATION    CURRENT LIMIT           DATE
---------------------------------------    ------------  ----------  -----------------  -----------------
Invesco Van Kampen Equity and Income
Fund                                       Contractual     0.82%     February 12, 2010    June 30, 2012
         Class A Shares                    Contractual     0.95%(8)  February 12, 2010    June 30, 2012
         Class B Shares                    Contractual     1.57%     February 12, 2010    June 30, 2012
         Class C Shares                    Contractual     1.07%     February 12, 2010    June 30, 2012
         Class R Shares                    Contractual     0.57%     February 12, 2010    June 30, 2012
         Class Y Shares                    Contractual     0.57%     February 12, 2010    June 30, 2012
         Institutional Class Shares

Invesco Van Kampen Growth and Income
Fund
         Class A Shares                    Contractual     0.88%     February 12, 2010    June 30, 2012
         Class B Shares                    Contractual     1.63%     February 12, 2010    June 30, 2012
         Class C Shares                    Contractual     1.63%     February 12, 2010    June 30, 2012
         Class R Shares                    Contractual     1.13%     February 12, 2010    June 30, 2012
         Class Y Shares                    Contractual     0.63%     February 12, 2010    June 30, 2012
         Institutional Class Shares        Contractual     0.63%     February 12, 2010    June 30, 2012
Invesco Van Kampen Pennsylvania Tax
Free Income Fund
         Class A Shares                    Contractual     1.13%     February 12, 2010    June 30, 2012
         Class B Shares                    Contractual     1.88%     February 12, 2010    June 30, 2012
         Class C Shares                    Contractual     1.88%     February 12, 2010    June 30, 2012
         Class Y Shares                    Contractual     0.88%     February 12, 2010    June 30, 2012

Invesco Van Kampen Small Cap Growth
Fund
         Class A Shares                    Contractual     1.38%     February 12, 2010    June 30, 2012
         Class B Shares                    Contractual     2.13%     February 12, 2010    June 30, 2012
         Class C Shares                    Contractual     2.13%     February 12, 2010    June 30, 2012
         Class Y Shares                    Contractual     1.13%     February 12, 2010    June 30, 2012

                     AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

                                           CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF      EXPIRATION
FUND                                        VOLUNTARY    LIMITATION    CURRENT LIMIT            DATE
---------------------------------------    ------------  ----------  ------------------  -----------------
Invesco Capital Development Fund
         Class A Shares                    Contractual      2.00%       July 1, 2009     February 28, 2013
         Class B Shares                    Contractual      2.75%       July 1, 2009     February 28, 2013
         Class C Shares                    Contractual      2.75%       July 1, 2009     February 28, 2013
         Class R Shares                    Contractual      2.25%       July 1, 2009     February 28, 2013
         Class Y Shares                    Contractual      1.75%       July 1, 2009     February 28, 2013
         Investor Class Shares             Contractual      2.00%       July 1, 2009     February 28, 2013
         Institutional Class Shares        Contractual      1.75%       July 1, 2009     February 28, 2013
Invesco Charter Fund
         Class A Shares                    Contractual      2.00%       July 1, 2009     February 28, 2013
         Class B Shares                    Contractual      2.75%       July 1, 2009     February 28, 2013
         Class C Shares                    Contractual      2.75%       July 1, 2009     February 28, 2013
         Class R Shares                    Contractual      2.25%       July 1, 2009     February 28, 2013
         Class S Shares                    Contractual      1.90%    September 25, 2009  February 28, 2013
         Class Y Shares                    Contractual      1.75%       July 1, 2009     February 28, 2013
         Institutional Class Shares        Contractual      1.75%       July 1, 2009     February 28, 2013
Invesco Constellation Fund
         Class A Shares                    Contractual      2.00%       July 1, 2009     February 28, 2013
         Class B Shares                    Contractual      2.75%       July 1, 2009     February 28, 2013
         Class C Shares                    Contractual      2.75%       July 1, 2009     February 28, 2013
         Class R Shares                    Contractual      2.25%       July 1, 2009     February 28, 2013
         Class Y Shares                    Contractual      1.75%       July 1, 2009     February 28, 2013
         Institutional Class Shares        Contractual      1.75%       July 1, 2009     February 28, 2013

See page 14 for footnotes to Exhibit A.

                                                         as of December 13, 2011

                                           CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF       EXPIRATION
FUND                                        VOLUNTARY    LIMITATION    CURRENT LIMIT            DATE
---------------------------------------    ------------  ----------  ------------------  -----------------
Invesco Disciplined Equity Fund
         Class Y Shares                    Contractual     1.75%       July 14, 2009     February 28, 2013

Invesco Diversified Dividend Fund
         Class A Shares                    Contractual     0.95%       July 18, 2011       June 30, 2013
         Class B Shares                    Contractual     1.70%       July 18, 2011       June 30, 2013
         Class C Shares                    Contractual     1.70%       July 18, 2011       June 30, 2013
         Class R Shares                    Contractual     1.20%       July 18, 2011       June 30, 2013
         Class Y Shares                    Contractual     0.70%       July 18, 2011       June 30, 2013
         Investor Class Shares             Contractual     0.95%       July 18, 2011       June 30, 2013
         Institutional Class Shares        Contractual     0.70%       July 18, 2011       June 30, 2013
Invesco Summit Fund
         Class A Shares                    Contractual     2.00%        July 1, 2009     February 28, 2013
         Class B Shares                    Contractual     2.75%        July 1, 2009     February 28, 2013
         Class C Shares                    Contractual     2.75%        July 1, 2009     February 28, 2013
         Class P Shares                    Contractual     1.85%        July 1, 2009     February 28, 2013
         Class S Shares                    Contractual     1.90%     September 25, 2009  February 28, 2013
         Class Y Shares                    Contractual     1.75%        July 1, 2009     February 28, 2013
         Institutional Class Shares        Contractual     1.75%        July 1, 2009     February 28, 2013

                      AIM FUNDS GROUP (INVESCO FUNDS GROUP)

                                           CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF      EXPIRATION
FUND                                        VOLUNTARY    LIMITATION    CURRENT LIMIT           DATE
---------------------------------------    ------------  ----------  -----------------  -----------------
Invesco European Small Company Fund
         Class A Shares                    Contractual      2.25%       July 1, 2009      April 30, 2013
         Class B Shares                    Contractual      3.00%       July 1, 2009      April 30, 2013
         Class C Shares                    Contractual      3.00%       July 1, 2009      April 30, 2013
         Class Y Shares                    Contractual      2.00%       July 1, 2009      April 30, 2013
Invesco Global Core Equity Fund
         Class A Shares                    Contractual      1.25%       May 23, 2011      June 30, 2013
         Class B Shares                    Contractual      1.52%(8)    May 23, 2011      June 30, 2013
         Class C Shares                    Contractual      2.00%       May 23, 2011      June 30, 2013
         Class R Shares                    Contractual      1.50%       May 23, 2011      June 30, 2013
         Class Y Shares                    Contractual      1.00%       May 23, 2011      June 30, 2013
         Institutional Class Shares        Contractual      1.00%       May 23, 2011      June 30, 2013

Invesco International Small Company
Fund
         Class A Shares                    Contractual      2.25%       July 1, 2009      April 30, 2013
         Class B Shares                    Contractual      3.00%       July 1, 2009      April 30, 2013
         Class C Shares                    Contractual      3.00%       July 1, 2009      April 30, 2013
         Class Y Shares                    Contractual      2.00%       July 1, 2009      April 30, 2013
         Institutional Class Shares        Contractual      2.00%       July 1, 2009      April 30, 2013

Invesco Small Cap Equity Fund
         Class A Shares                    Contractual      2.00%       July 1, 2009      April 30, 2013
         Class B Shares                    Contractual      2.75%       July 1, 2009      April 30, 2013
         Class C Shares                    Contractual      2.75%       July 1, 2009      April 30, 2013
         Class R Shares                    Contractual      2.25%       July 1, 2009      April 30, 2013
         Class Y Shares                    Contractual      1.75%       July 1, 2009      April 30, 2013
         Institutional Class Shares        Contractual      1.75%       July 1, 2009      April 30, 2013

See page 14 for footnotes to Exhibit A.

                                                         as of December 13, 2011

                    AIM GROWTH SERIES (INVESCO GROWTH SERIES)

                                           CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF     EXPIRATION
FUND                                        VOLUNTARY    LIMITATION    CURRENT LIMIT          DATE
---------------------------------------    ------------  ----------  -----------------  ----------------
Invesco Balanced-Risk Retirement
2020 Fund(2)
         Class A Shares                    Contractual      0.25%     November 4, 2009   April 30, 2013
         Class A5 Shares                   Contractual      0.25%    February 12, 2010   April 30, 2013
         Class B Shares                    Contractual      1.00%     November 4, 2009   April 30, 2013
         Class C Shares                    Contractual      1.00%     November 4, 2009   April 30, 2013
         Class C5 Shares                   Contractual      1.00%    February 12, 2010   April 30, 2013
         Class R Shares                    Contractual      0.50%     November 4, 2009   April 30, 2013
         Class R5 Shares                   Contractual      0.50%    February 12, 2010   April 30, 2013
         Class Y Shares                    Contractual      0.00%     November 4, 2009   April 30, 2013
         Institutional Class Shares        Contractual      0.00%     November 4, 2009   April 30, 2013

Invesco Balanced-Risk Retirement
2030 Fund(3)
         Class A Shares                    Contractual      0.25%     November 4, 2009   April 30, 2013
         Class A5 Shares                   Contractual      0.25%    February 12, 2010   April 30, 2013
         Class B Shares                    Contractual      1.00%     November 4, 2009   April 30, 2013
         Class C Shares                    Contractual      1.00%     November 4, 2009   April 30, 2013
         Class C5 Shares                   Contractual      1.00%    February 12, 2010   April 30, 2013
         Class R Shares                    Contractual      0.50%     November 4, 2009   April 30, 2013
         Class R5 Shares                   Contractual      0.50%    February 12, 2010   April 30, 2013
         Class Y Shares                    Contractual      0.00%     November 4, 2009   April 30, 2013
         Institutional Class Shares        Contractual      0.00%     November 4, 2009   April 30, 2013

Invesco Balanced-Risk Retirement
2040 Fund(4)
         Class A Shares                    Contractual      0.25%     November 4, 2009   April 30, 2013
         Class A5 Shares                   Contractual      0.25%    February 12, 2010   April 30, 2013
         Class B Shares                    Contractual      1.00%     November 4, 2009   April 30, 2013
         Class C Shares                    Contractual      1.00%     November 4, 2009   April 30, 2013
         Class C5 Shares                   Contractual      1.00%    February 12, 2010   April 30, 2013
         Class R Shares                    Contractual      0.50%     November 4, 2009   April 30, 2013
         Class R5 Shares                   Contractual      0.50%    February 12, 2010   April 30, 2013
         Class Y Shares                    Contractual      0.00%     November 4, 2009   April 30, 2013
         Institutional Class Shares        Contractual      0.00%     November 4, 2009   April 30, 2013

Invesco Balanced-Risk Retirement
2050 Fund(5)
         Class A Shares                    Contractual      0.25%     November 4, 2009   April 30, 2013
         Class A5 Shares                   Contractual      0.25%    February 12, 2010   April 30, 2013
         Class B Shares                    Contractual      1.00%     November 4, 2009   April 30, 2013
         Class C Shares                    Contractual      1.00%     November 4, 2009   April 30, 2013
         Class C5 Shares                   Contractual      1.00%    February 12, 2010   April 30, 2013
         Class R Shares                    Contractual      0.50%     November 4, 2009   April 30, 2013
         Class R5 Shares                   Contractual      0.50%    February 12, 2010   April 30, 2013
         Class Y Shares                    Contractual      0.00%     November 4, 2009   April 30, 2013
         Institutional Class Shares        Contractual      0.00%     November 4, 2009   April 30, 2013

Invesco Balanced-Risk Retirement Now
Fund(6)
         Class A Shares                    Contractual      0.25%     November 4, 2009   April 30, 2013
         Class A5 Shares                   Contractual      0.25%    February 12, 2010   April 30, 2013
         Class B Shares                    Contractual      1.00%     November 4, 2009   April 30, 2013
         Class C Shares                    Contractual      1.00%     November 4, 2009   April 30, 2013
         Class C5 Shares                   Contractual      1.00%    February 12, 2010   April 30, 2013
         Class R Shares                    Contractual      0.50%     November 4, 2009   April 30, 2013
         Class R5 Shares                   Contractual      0.50%    February 12, 2010   April 30, 2013
         Class Y Shares                    Contractual      0.00%     November 4, 2009   April 30, 2013
         Institutional Class Shares        Contractual      0.00%     November 4, 2009   April 30, 2013

See page 14 for footnotes to Exhibit A.

                                                         as of December 13, 2011

                                           CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF      EXPIRATION
FUND                                        VOLUNTARY    LIMITATION    CURRENT LIMIT           DATE
---------------------------------------    ------------  ----------  ------------------  ---------------
Invesco Convertible Securities Fund
         Class A Shares                    Contractual      1.11%       May 23, 2011     June 30, 2012
         Class B Shares                    Contractual      1.86%       May 23, 2011     June 30, 2012
         Class C Shares                    Contractual      1.86%       May 23, 2011     June 30, 2012
         Class Y Shares                    Contractual      0.86%       May 23, 2011     June 30, 2012
         Institutional Class Shares        Contractual      0.86%       May 23, 2011     June 30, 2012
Invesco Global Equity Fund
         Class A Shares                    Contractual      2.25%       July 1, 2009     April 30, 2013
         Class B Shares                    Contractual      3.00%       July 1, 2009     April 30, 2013
         Class C Shares                    Contractual      3.00%       July 1, 2009     April 30, 2013
         Class R Shares                    Contractual      2.50%       July 1, 2009     April 30, 2013
         Class Y Shares                    Contractual      2.00%       July 1, 2009     April 30, 2013
         Institutional Class Shares        Contractual      2.00%       July 1, 2009     April 30, 2013
Invesco Growth Allocation Fund
         Class A Shares                    Contractual      0.37%       June 6, 2011     June 30, 2012
         Class B Shares                    Contractual      1.12%       June 6, 2011     June 30, 2012
         Class C Shares                    Contractual      1.12%       June 6, 2011     June 30, 2012
         Class R Shares                    Contractual      0.62%       June 6, 2011     June 30, 2012
         Class S Shares                    Contractual      0.27%       June 6, 2011     June 30, 2012
         Class Y Shares                    Contractual      0.12%       June 6, 2011     June 30, 2012
         Institutional Class Shares        Contractual      0.12%       June 6, 2011     June 30, 2012
Invesco Income Allocation Fund
         Class A Shares                    Contractual      0.25%        May 1, 2012     April 30, 2013
         Class B Shares                    Contractual      1.00%        May 1, 2012     April 30, 2013
         Class C Shares                    Contractual      1.00%        May 1, 2012     April 30, 2013
         Class R Shares                    Contractual      0.50%        May 1, 2012     April 30, 2013
         Class Y Shares                    Contractual      0.00%        May 1, 2012     April 30, 2013
         Institutional Class Shares        Contractual      0.00%        May 1, 2012     April 30, 2013
Invesco International Allocation Fund
         Class A Shares                    Contractual      0.43%       July 1, 2009     April 30, 2012
         Class B Shares                    Contractual      1.18%       July 1, 2009     April 30, 2012
         Class C Shares                    Contractual      1.18%       July 1, 2009     April 30, 2012
         Class R Shares                    Contractual      0.68%       July 1, 2009     April 30, 2012
         Class Y Shares                    Contractual      0.18%       July 1, 2009     April 30, 2012
         Institutional Class Shares        Contractual      0.18%       July 1, 2009     April 30, 2012
Invesco Mid Cap Core Equity Fund
         Class A Shares                    Contractual      2.00%       July 1, 2009     April 30, 2013
         Class B Shares                    Contractual      2.75%       July 1, 2009     April 30, 2013
         Class C Shares                    Contractual      2.75%       July 1, 2009     April 30, 2013
         Class R Shares                    Contractual      2.25%       July 1, 2009     April 30, 2013
         Class Y Shares                    Contractual      1.75%       July 1, 2009     April 30, 2013
         Institutional Class Shares        Contractual      1.75%       July 1, 2009     April 30, 2013
Invesco Moderate Allocation Fund
         Class A Shares                    Contractual      0.37%       July 1, 2009     June 30, 2012
         Class B Shares                    Contractual      1.12%       July 1, 2009     June 30, 2012
         Class C Shares                    Contractual      1.12%       July 1, 2009     June 30, 2012
         Class R Shares                    Contractual      0.62%       July 1, 2009     June 30, 2012
         Class S Shares                    Contractual      0.27%    September 25, 2009  June 30, 2012
         Class Y Shares                    Contractual      0.12%       July 1, 2009     June 30, 2012
         Institutional Class Shares        Contractual      0.12%       July 1, 2009     June 30, 2012
Invesco Moderately Conservative
Allocation Fund
         Class A Shares                    Contractual      0.39%       July 1, 2009     June 30, 2012
         Class B Shares                    Contractual      1.14%       July 1, 2009     June 30, 2012
         Class C Shares                    Contractual      1.14%       July 1, 2009     June 30, 2012
         Class R Shares                    Contractual      0.64%       July 1, 2009     June 30, 2012
         Class S Shares                    Contractual      0.29%       June 6, 2011     June 30, 2012
         Class Y Shares                    Contractual      0.14%       July 1, 2009     June 30, 2012
         Institutional Class Shares        Contractual      0.14%       July 1, 2009     June 30, 2012

See page 14 for footnotes to Exhibit A.

                                                         as of December 13, 2011

                                           CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF     EXPIRATION
FUND                                        VOLUNTARY    LIMITATION    CURRENT LIMIT          DATE
---------------------------------------    ------------  ----------  ------------------  ---------------
Invesco Small Cap Growth Fund
         Class A Shares                    Contractual      2.00%       July 1, 2009     April 30, 2013
         Class B Shares                    Contractual      2.75%       July 1, 2009     April 30, 2013
         Class C Shares                    Contractual      2.75%       July 1, 2009     April 30, 2013
         Class R Shares                    Contractual      2.25%       July 1, 2009     April 30, 2013
         Class Y Shares                    Contractual      1.75%       July 1, 2009     April 30, 2013
         Investor Class Shares             Contractual      2.00%       July 1, 2009     April 30, 2013
         Institutional Class Shares        Contractual      1.75%       July 1, 2009     April 30, 2013

Invesco Van Kampen Leaders Fund
         Class A Shares                    Contractual      0.50%    February 12, 2010   June 30, 2012
         Class B Shares                    Contractual      1.25%    February 12, 2010   June 30, 2012
         Class C Shares                    Contractual      1.25%    February 12, 2010   June 30, 2012
         Class Y Shares                    Contractual      0.25%    February 12, 2010   June 30, 2012

Invesco Van Kampen U.S. Mortgage Fund
         Class A Shares                    Contractual      0.96%    February 12, 2010   June 30, 2012
         Class B Shares                    Contractual      1.71%    February 12, 2010   June 30, 2012
         Class C Shares                    Contractual      1.71%    February 12, 2010   June 30, 2012
         Class Y Shares                    Contractual      0.71%    February 12, 2010   June 30, 2012
         Institutional Class Shares        Contractual      0.71%    February 12, 2010   June 30, 2012

      AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

                                           CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF     EXPIRATION
FUND                                        VOLUNTARY    LIMITATION    CURRENT LIMIT          DATE
---------------------------------------    ------------  ----------  -----------------  -----------------
Invesco Asia Pacific Growth Fund
         Class A Shares                    Contractual      2.25%       July 1, 2009    February 28, 2013
         Class B Shares                    Contractual      3.00%       July 1, 2009    February 28, 2013
         Class C Shares                    Contractual      3.00%       July 1, 2009    February 28, 2013
         Class Y Shares                    Contractual      2.00%       July 1, 2009    February 28, 2013
Invesco European Growth Fund
         Class A Shares                    Contractual      2.25%       July 1, 2009    February 28, 2013
         Class B Shares                    Contractual      3.00%       July 1, 2009    February 28, 2013
         Class C Shares                    Contractual      3.00%       July 1, 2009    February 28, 2013
         Class R Shares                    Contractual      2.50%       July 1, 2009    February 28, 2013
         Class Y Shares                    Contractual      2.00%       July 1, 2009    February 28, 2013
         Investor Class Shares             Contractual      2.25%       July 1, 2009    February 28, 2013
Invesco Global Growth Fund
         Class A Shares                    Contractual      1.32%    December 19, 2011  December 31, 2012
         Class B Shares                    Contractual      2.07%    December 19, 2011  December 31, 2012
         Class C Shares                    Contractual      2.07%    December 19, 2011  December 31, 2012
         Class Y Shares                    Contractual      1.07%    December 19, 2011  December 31, 2012
         Institutional Class Shares        Contractual      1.07%    December 19, 2011  December 31, 2012
Invesco Global Small & Mid Cap
Growth Fund
         Class A Shares                    Contractual      2.25%       July 1, 2009    February 28, 2013
         Class B Shares                    Contractual      3.00%       July 1, 2009    February 28, 2013
         Class C Shares                    Contractual      3.00%       July 1, 2009    February 28, 2013
         Class Y Shares                    Contractual      2.00%       July 1, 2009    February 28, 2013
         Institutional Class Shares        Contractual      2.00%       July 1, 2009    February 28, 2013
Invesco International Core Equity
Fund
         Class A Shares                    Contractual      2.25%       July 1, 2009    February 28, 2013
         Class B Shares                    Contractual      3.00%       July 1, 2009    February 28, 2013
         Class C Shares                    Contractual      3.00%       July 1, 2009    February 28, 2013
         Class R Shares                    Contractual      2.50%       July 1, 2009    February 28, 2013
         Class Y Shares                    Contractual      2.00%       July 1, 2009    February 28, 2013
         Investor Class Shares             Contractual      2.25%       July 1, 2009    February 28, 2013
         Institutional Class Shares        Contractual      2.00%       July 1, 2009    February 28, 2013

See page 14 for footnotes to Exhibit A.

                                                         as of December 13, 2011

                                           CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF      EXPIRATION
FUND                                        VOLUNTARY    LIMITATION    CURRENT LIMIT           DATE
---------------------------------------    ------------  ----------  -----------------  -----------------
Invesco International Growth Fund
         Class A Shares                    Contractual      1.40%       May 23, 2011      June 30, 2013
         Class B Shares                    Contractual      2.15%       May 23, 2011      June 30, 2013
         Class C Shares                    Contractual      2.15%       May 23, 2011      June 30, 2013
         Class R Shares                    Contractual      1.65%       May 23, 2011      June 30, 2013
         Class Y Shares                    Contractual      1.15%       May 23, 2011      June 30, 2013
         Institutional Class Shares        Contractual      1.15%       May 23, 2011      June 30, 2013

                 AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

                                           CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF       EXPIRATION
FUND                                        VOLUNTARY    LIMITATION    CURRENT LIMIT            DATE
---------------------------------------    ------------  ----------  -----------------   -----------------
Invesco Balanced-Risk Allocation
Fund(7)
         Class A Shares                    Contractual      1.04%     November 4, 2009   February 28, 2012
         Class B Shares                    Contractual      1.79%     November 4, 2009   February 28, 2012
         Class C Shares                    Contractual      1.79%     November 4, 2009   February 28, 2012
         Class R Shares                    Contractual      1.29%     November 4, 2009   February 28, 2012
         Class Y Shares                    Contractual      0.79%     November 4, 2009   February 28, 2012
         Institutional Class Shares        Contractual      0.79%     November 4, 2009   February 28, 2012
Invesco Balanced-Risk Commodity
Strategy Fund(10)
         Class A Shares                    Contractual      1.22%    November 29, 2010   February 28, 2013
         Class B Shares                    Contractual      1.97%    November 29, 2010   February 28, 2013
         Class C Shares                    Contractual      1.97%    November 29, 2010   February 28, 2013
         Class R Shares                    Contractual      1.47%    November 29, 2010   February 28, 2013
         Class Y Shares                    Contractual      0.97%    November 29, 2010   February 28, 2013
         Institutional Class Shares        Contractual      0.97%    November 29, 2010   February 28, 2013
Invesco China Fund
         Class A Shares                    Contractual      2.25%       July 1, 2009     February 28, 2013
         Class B Shares                    Contractual      3.00%       July 1, 2009     February 28, 2013
         Class C Shares                    Contractual      3.00%       July 1, 2009     February 28, 2013
         Class Y Shares                    Contractual      2.00%       July 1, 2009     February 28, 2013
         Institutional Class Shares        Contractual      2.00%       July 1, 2009     February 28, 2013
Invesco Commodities Strategy Fund(11)
         Class A Shares                    Contractual      1.25%    February 12, 2010     June 30, 2012
         Class B Shares                    Contractual      2.00%    February 12, 2010     June 30, 2012
         Class C Shares                    Contractual      2.00%    February 12, 2010     June 30, 2012
         Class R Shares                    Contractual      1.50%    February 12, 2010     June 30, 2012
         Class Y Shares                    Contractual      1.00%    February 12, 2010     June 30, 2012
         Institutional Class Shares        Contractual      1.00%    February 12, 2010     June 30, 2012
Invesco Developing Markets Fund
         Class A Shares                    Contractual      2.10%       May 23, 2011       June 30, 2012
         Class B Shares                    Contractual      2.85%       May 23, 2011       June 30, 2012
         Class C Shares                    Contractual      2.85%       May 23, 2011       June 30, 2012
         Class Y Shares                    Contractual      1.85%       May 23, 2011       June 30, 2012
         Institutional Class Shares        Contractual      1.85%       May 23, 2011       June 30, 2012
Invesco Emerging Markets Equity Fund
         Class A Shares                    Contractual      1.85%       May 11, 2011     February 28, 2013
         Class C Shares                    Contractual      2.60%       May 11, 2011     February 28, 2013
         Class R Shares                    Contractual      2.10%       May 11, 2011     February 28, 2013
         Class Y Shares                    Contractual      1.60%       May 11, 2011     February 28, 2013
         Institutional Class Shares        Contractual      1.60%       May 11, 2011     February 28, 2013
Invesco Emerging Market Local
Currency Debt Fund
         Class A Shares                    Contractual      1.24%      June 14, 2010     February 28, 2013
         Class B Shares                    Contractual      1.99%      June 14, 2010     February 28, 2013
         Class C Shares                    Contractual      1.99%      June 14, 2010     February 28, 2013
         Class R Shares                    Contractual      1.49%      June 14, 2010     February 28, 2013
         Class Y Shares                    Contractual      0.99%      June 14, 2010     February 28, 2013
         Institutional Class Shares        Contractual      0.99%      June 14, 2010     February 28, 2013

See page 14 for footnotes to Exhibit A.

                                                         as of December 13, 2011

                                           CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF       EXPIRATION
FUND                                        VOLUNTARY    LIMITATION    CURRENT LIMIT            DATE
---------------------------------------    ------------  ----------  -----------------   -----------------
Invesco Endeavor Fund
         Class A Shares                    Contractual      2.00%       July 1, 2009     February 28, 2013
         Class B Shares                    Contractual      2.75%       July 1, 2009     February 28, 2013
         Class C Shares                    Contractual      2.75%       July 1, 2009     February 28, 2013
         Class R Shares                    Contractual      2.25%       July 1, 2009     February 28, 2013
         Class Y Shares                    Contractual      1.75%       July 1, 2009     February 28, 2013
         Institutional Class Shares        Contractual      1.75%       July 1, 2009     February 28, 2013
Invesco Global Advantage Fund
         Class A Shares                    Contractual      1.41%    February 12, 2010     June 30, 2012
         Class B Shares                    Contractual      2.16%    February 12, 2010     June 30, 2012
         Class C Shares                    Contractual      2.16%    February 12, 2010     June 30, 2012
         Class Y Shares                    Contractual      1.16%    February 12, 2010     June 30, 2012
Invesco Global Health Care Fund
         Class A Shares                    Contractual      1.65%       May 23, 2011       June 30, 2012
         Class B Shares                    Contractual      2.40%       May 23, 2011       June 30, 2012
         Class C Shares                    Contractual      2.40%       May 23, 2011       June 30, 2012
         Class Y Shares                    Contractual      1.40%       May 23, 2011       June 30, 2012
         Investor Class Shares             Contractual      1.65%       May 23, 2011       June 30, 2012
Invesco International Total Return
Fund
         Class A Shares                    Contractual      1.10%      March 31, 2006    February 28, 2013
         Class B Shares                    Contractual      1.85%      March 31, 2006    February 28, 2013
         Class C Shares                    Contractual      1.85%      March 31, 2006    February 28, 2013
         Class Y Shares                    Contractual      0.85%     October 3, 2008    February 28, 2013
         Institutional Class Shares        Contractual      0.85%      March 31, 2006    February 28, 2013

Invesco Pacific Growth Fund
         Class A Shares                    Contractual      1.88%    February 12, 2010     June 30, 2012
         Class B Shares                    Contractual      2.63%    February 12, 2010     June 30, 2012
         Class C Shares                    Contractual      2.63%    February 12, 2010     June 30, 2012
         Class R Shares                    Contractual      2.13%    February 12, 2010     June 30, 2012
         Class Y Shares                    Contractual      1.63%    February 12, 2010     June 30, 2012
         Institutional Class Shares        Contractual      1.63%       May 23, 2011       June 30, 2012

Invesco Premium Income Fund
         Class A Shares                    Contractual      0.89%    December 13, 2011   February 28, 2013
         Class C Shares                    Contractual      1.64%    December 13, 2011   February 28, 2013
         Class R Shares                    Contractual      1.14%    December 13, 2011   February 28, 2013
         Class Y Shares                    Contractual      0.64%    December 13, 2011   February 28, 2013
         Institutional Class Shares        Contractual      0.64%    December 13, 2011   February 28, 2013

Invesco Small Companies Fund
         Class A Shares                    Contractual      2.00%       July 1, 2009     February 28, 2013
         Class B Shares                    Contractual      2.75%       July 1, 2009     February 28, 2013
         Class C Shares                    Contractual      2.75%       July 1, 2009     February 28, 2013
         Class R Shares                    Contractual      2.25%       July 1, 2009     February 28, 2013
         Class Y Shares                    Contractual      1.75%       July 1, 2009     February 28, 2013
         Institutional Class Shares        Contractual      1.75%       July 1, 2009     February 28, 2013

      AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

                                           CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF       EXPIRATION
FUND                                        VOLUNTARY    LIMITATION    CURRENT LIMIT            DATE
---------------------------------------    ------------  ----------  -----------------   -----------------
Invesco Dynamics Fund
         Class A Shares                    Contractual      2.00%       July 1, 2009       June 30, 2012
         Class B Shares                    Contractual      2.75%       July 1, 2009       June 30, 2012
         Class C Shares                    Contractual      2.75%       July 1, 2009       June 30, 2012
         Class R Shares                    Contractual      2.25%       July 1, 2009       June 30, 2012
         Class Y Shares                    Contractual      1.75%       July 1, 2009       June 30, 2012
         Investor Class Shares             Contractual      2.00%       July 1, 2009       June 30, 2012
         Institutional Class Shares        Contractual      1.75%       July 1, 2009       June 30, 2012

See page 14 for footnotes to Exhibit A.

                                                         as of December 13, 2011

                                      CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF   EXPIRATION
FUND                                   VOLUNTARY    LIMITATION    CURRENT LIMIT        DATE
------------------------------------  ------------  ----------  -----------------  -------------
Invesco Global Real Estate Fund
         Class A Shares                Contractual    2.00%        July 1, 2009    June 30, 2012
         Class B Shares                Contractual    2.75%        July 1, 2009    June 30, 2012
         Class C Shares                Contractual    2.75%        July 1, 2009    June 30, 2012
         Class R Shares                Contractual    2.25%        July 1, 2009    June 30, 2012
         Class Y Shares                Contractual    1.75%        July 1, 2009    June 30, 2012
         Institutional Class Shares    Contractual    1.75%        July 1, 2009    June 30, 2012

Invesco High Yield Fund
         Class A Shares                Contractual    0.89%        June 6, 2011    June 30, 2013
         Class B Shares                Contractual    1.64%        June 6, 2011    June 30, 2013
         Class C Shares                Contractual    1.64%        June 6, 2011    June 30, 2013
         Class Y Shares                Contractual    0.64%        June 6, 2011    June 30, 2013
         Investor Class Shares         Contractual    0.89%        June 6, 2011    June 30, 2013
         Institutional Class Shares    Contractual    0.64%        June 6, 2011    June 30, 2013

Invesco High Yield Securities Fund
         Class A Shares                Contractual    2.13%     February 12, 2010  June 30, 2012
         Class B Shares                Contractual    2.63%     February 12, 2010  June 30, 2012
         Class C Shares                Contractual    2.73%     February 12, 2010  June 30, 2012
         Class Y Shares                Contractual    1.88%     February 12, 2010  June 30, 2012
Invesco Municipal Bond Fund
         Class A Shares                Contractual    0.70%        July 1, 2011    June 30, 2012
         Class B Shares                Contractual    1.45%        July 1, 2011    June 30, 2012
         Class C Shares                Contractual    1.45%        July 1, 2011    June 30, 2012
         Class Y Shares                Contractual    0.45%        July 1, 2011    June 30, 2012
         Investor Class Shares         Contractual    0.70%        July 1, 2011    June 30, 2012

Invesco Real Estate Fund
         Class A Shares                Contractual    1.55%        May 23, 2011    June 30, 2012
         Class B Shares                Contractual    2.30%        May 23, 2011    June 30, 2012
         Class C Shares                Contractual    2.30%        May 23, 2011    June 30, 2012
         Class R Shares                Contractual    1.80%        May 23, 2011    June 30, 2012
         Class Y Shares                Contractual    1.30%        May 23, 2011    June 30, 2012
         Investor Class Shares         Contractual    1.55%        May 23, 2011    June 30, 2012
         Institutional Class Shares    Contractual    1.30%        May 23, 2011    June 30, 2012

Invesco Short Term Bond Fund
         Class A Shares                Contractual    0.56%        June 6, 2011    June 30, 2013
         Class C Shares                Contractual    0.91%(8)    March 4, 2009    June 30, 2013
         Class R Shares                Contractual    0.91%       March 4, 2009    June 30, 2013
         Class Y Shares                Contractual    0.41%       March 4, 2009    June 30, 2013
         Institutional Class Shares    Contractual    0.41%       March 4, 2009    June 30, 2013
Invesco U.S. Government Fund
         Class A Shares                Contractual    1.03%        June 6, 2011    June 30, 2012
         Class B Shares                Contractual    1.78%        June 6, 2011    June 30, 2012
         Class C Shares                Contractual    1.78%        June 6, 2011    June 30, 2012
         Class R Shares                Contractual    1.28%        June 6, 2011    June 30, 2012
         Class Y Shares                Contractual    0.78%        June 6, 2011    June 30, 2012
         Investor Class Shares         Contractual    1.03%        June 6, 2011    June 30, 2012
         Institutional Class Shares    Contractual    0.78%        June 6, 2011    June 30, 2012
Invesco Van Kampen Corporate Bond
Fund
         Class A Shares                Contractual    0.95%     February 12, 2010  June 30, 2012
         Class B Shares                Contractual    1.29%(8)     June 6, 2011    June 30, 2012
         Class C Shares                Contractual    1.65%(8)     June 6, 2011    June 30, 2012
         Class R Shares                Contractual    1.20%        June 6, 2011    June 30, 2012
         Class Y Shares                Contractual    0.70%     February 12, 2010  June 30, 2012
         Institutional Class Shares    Contractual    0.70%     February 12, 2010  June 30, 2012

See page 14 for footnotes to Exhibit A.

                                                         as of December 13, 2011

                    AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

                                      CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF    EXPIRATION
FUND                                   VOLUNTARY    LIMITATION    CURRENT LIMIT         DATE
------------------------------------  ------------  ----------  -----------------  ---------------
Invesco Energy Fund
         Class A Shares                Contractual    2.00%        July 1, 2009    August 31, 2012
         Class B Shares                Contractual    2.75%        July 1, 2009    August 31, 2012
         Class C Shares                Contractual    2.75%        July 1, 2009    August 31, 2012
         Class Y Shares                Contractual    1.75%        July 1, 2009    August 31, 2012
         Investor Class Shares         Contractual    2.00%        July 1, 2009    August 31, 2012
         Institutional Class Shares    Contractual    1.75%        July 1, 2009    August 31, 2012
Invesco Gold & Precious Metals Fund
         Class A Shares                Contractual    2.00%        July 1, 2009    August 31, 2012
         Class B Shares                Contractual    2.75%        July 1, 2009    August 31, 2012
         Class C Shares                Contractual    2.75%        July 1, 2009    August 31, 2012
         Class Y Shares                Contractual    1.75%        July 1, 2009    August 31, 2012
         Investor Class Shares         Contractual    2.00%        July 1, 2009    August 31, 2012
Invesco Leisure Fund
         Class A Shares                Contractual    2.00%        July 1, 2009    August 31, 2012
         Class B Shares                Contractual    2.75%        July 1, 2009    August 31, 2012
         Class C Shares                Contractual    2.75%        July 1, 2009    August 31, 2012
         Class R Shares                Contractual    2.25%        July 1, 2009    August 31, 2012
         Class Y Shares                Contractual    1.75%        July 1, 2009    August 31, 2012
         Investor Class Shares         Contractual    2.00%        July 1, 2009    August 31, 2012

Invesco Technology Fund
         Class A Shares                Contractual    1.76%        May 23, 2011     June 30, 2012
         Class B Shares                Contractual    2.51%        May 23, 2011     June 30, 2012
         Class C Shares                Contractual    2.51%        May 23, 2011     June 30, 2012
         Class Y Shares                Contractual    1.51%        May 23, 2011     June 30, 2012
         Investor Class Shares         Contractual    1.76%        May 23, 2011     June 30, 2012
         Institutional Class Shares    Contractual    1.51%        May 23, 2011     June 30, 2012

Invesco Technology Sector Fund
         Class A Shares                Contractual    2.00%     February 12, 2010   June 30, 2012
         Class B Shares                Contractual    2.75%     February 12, 2010   June 30, 2012
         Class C Shares                Contractual    2.75%     February 12, 2010   June 30, 2012
         Class Y Shares                Contractual    1.75%     February 12, 2010   June 30, 2012

Invesco U.S. Mid Cap Value Fund
         Class A Shares                Contractual    1.27%     February 12, 2010   June 30, 2012
         Class B Shares                Contractual    2.02%     February 12, 2010   June 30, 2012
         Class C Shares                Contractual    2.02%     February 12, 2010   June 30, 2012
         Class Y Shares                Contractual    1.02%     February 12, 2010   June 30, 2012

Invesco Utilities Fund
         Class A Shares                Contractual    1.32%        May 23, 2011     June 30, 2013
         Class B Shares                Contractual    2.07%        May 23, 2011     June 30, 2013
         Class C Shares                Contractual    2.07%        May 23, 2011     June 30, 2013
         Class Y Shares                Contractual    1.07%        May 23, 2011     June 30, 2013
         Investor Class Shares         Contractual    1.32%        May 23, 2011     June 30, 2013
         Institutional Class Shares    Contractual    1.07%        May 23, 2011     June 30, 2013
Invesco Value Fund
         Class A Shares                Contractual    1.25%     February 12, 2010   June 30, 2012
         Class B Shares                Contractual    2.00%     February 12, 2010   June 30, 2012
         Class C Shares                Contractual    2.00%     February 12, 2010   June 30, 2012
         Class Y Shares                Contractual    1.00%     February 12, 2010   June 30, 2012
Invesco Van Kampen American Value
Fund
         Class A Shares                Contractual    1.41%     February 12, 2010   June 30, 2012
         Class B Shares                Contractual    1.65%(8)     May 23, 2011     June 30, 2012
         Class C Shares                Contractual    2.16%     February 12, 2010   June 30, 2012
         Class R Shares                Contractual    1.66%     February 12, 2010   June 30, 2012
         Class Y Shares                Contractual    1.16%     February 12, 2010   June 30, 2012
         Institutional Class Shares    Contractual    1.16%     February 12, 2010   June 30, 2012

See page 14 for footnotes to Exhibit A.

                                                         as of December 13, 2011

                                      CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF   EXPIRATION
FUND                                   VOLUNTARY    LIMITATION    CURRENT LIMIT        DATE
------------------------------------  ------------  ----------  -----------------  -------------
Invesco Van Kampen Comstock Fund
         Class A Shares                Contractual    0.89%     February 12, 2010  June 30, 2012
         Class B Shares                Contractual    1.64%     February 12, 2010  June 30, 2012
         Class C Shares                Contractual    1.64%     February 12, 2010  June 30, 2012
         Class R Shares                Contractual    1.14%     February 12, 2010  June 30, 2012
         Class Y Shares                Contractual    0.64%     February 12, 2010  June 30, 2012
         Institutional Class Shares    Contractual    0.64%     February 12, 2010  June 30, 2012

Invesco Van Kampen Mid Cap Growth
Fund
         Class A Shares                Contractual    1.40%     February 12, 2010  June 30, 2012
         Class B Shares                Contractual    2.15%     February 12, 2010  June 30, 2012
         Class C Shares                Contractual    2.15%     February 12, 2010  June 30, 2012
         Class R Shares                Contractual    1.65%     February 12, 2010  June 30, 2012
         Class Y Shares                Contractual    1.15%     February 12, 2010  June 30, 2012
         Institutional Class Shares    Contractual    1.15%     February 12, 2010  June 30, 2012

Invesco Van Kampen Small Cap Value
Fund
         Class A Shares                Contractual    1.03%        May 23, 2011    June 30, 2012
         Class B Shares                Contractual    1.40%(8)     May 23, 2011    June 30, 2012
         Class C Shares                Contractual    1.78%        May 23, 2011    June 30, 2012
         Class Y Shares                Contractual    0.78%        May 23, 2011    June 30, 2012

Van Kampen Value Opportunities Fund
         Class A Shares                Contractual    1.41%     February 12, 2010  June 30, 2012
         Class B Shares                Contractual    2.16%     February 12, 2010  June 30, 2012
         Class C Shares                Contractual    2.16%     February 12, 2010  June 30, 2012
         Class R Shares                Contractual    1.66%        May 23, 2011    June 30, 2012
         Class Y Shares                Contractual    1.16%     February 12, 2010  June 30, 2012
         Institutional Class Shares    Contractual    1.16%        May 23, 2011    June 30, 2012

                 AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

                                      CONTRACTUAL/    EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                   VOLUNTARY    LIMITATION    CURRENT LIMIT        DATE
------------------------------------  ------------  ----------  -----------------  -------------
Invesco High Income Municipal Fund
         Class A Shares                 Voluntary     0.85%        July 1, 2011         N/A(9)
         Class B Shares                 Voluntary     1.60%        July 1, 2011         N/A(9)
         Class C Shares                 Voluntary     1.60%        July 1, 2011         N/A(9)
         Class Y Shares                 Voluntary     0.60%        July 1, 2011         N/A(9)
         Institutional Class Shares     Voluntary     0.60%        July 1, 2011         N/A(9)

Invesco Van Kampen High Yield
Municipal Fund
         Class A Shares                Contractual    0.87%     February 12, 2010  June 30, 2012
         Class B Shares                Contractual    1.62%     February 12, 2010  June 30, 2012
         Class C Shares                Contractual    1.62%     February 12, 2010  June 30, 2012
         Class Y Shares                Contractual    0.62%     February 12, 2010  June 30, 2012

Invesco Van Kampen Intermediate Term
Municipal Income Fund
         Class A Shares                Contractual    0.75%        June 6, 2011    June 30, 2013
         Class B Shares                Contractual    1.50%        June 6, 2011    June 30, 2013
         Class C Shares                Contractual    1.50%        June 6, 2011    June 30, 2013
         Class Y Shares                Contractual    0.50%        June 6, 2011    June 30, 2013

See page 14 for footnotes to Exhibit A.

                                                         as of December 13, 2011

                                      CONTRACTUAL/    EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                   VOLUNTARY    LIMITATION    CURRENT LIMIT        DATE
------------------------------------  ------------  ----------  -----------------  -------------
Invesco Van Kampen Municipal Income
Fund
         Class A Shares                Contractual     0.83%       June 6, 2011    June 30, 2013
         Class B Shares                Contractual     1.58%       June 6, 2011    June 30, 2013
         Class C Shares                Contractual     1.58%       June 6, 2011    June 30, 2013
         Class Y Shares                Contractual     0.58%       June 6, 2011    June 30, 2013

Invesco Van Kampen New York Tax Free
Income Fund
         Class A Shares                Contractual     0.78%    February 12, 2010  June 30, 2012
         Class B Shares                Contractual     1.53%    February 12, 2010  June 30, 2012
         Class C Shares                Contractual     1.53%    February 12, 2010  June 30, 2012
         Class Y Shares                Contractual     0.53%    February 12, 2010  June 30, 2012

(1) The total operating expenses of any class of shares established after the date of this Memorandum of Agreement will be limited to the amount established for Class A Shares plus the difference between the new class 12b-1 rate and the Class A 12b-1 rate.

(2) Following the reorganization with Van Kampen 2020 Retirement Strategy and Van Kampen 2025 Retirement Strategy, the Fund's contractual limit through at least June 30, 2012 (excluding only items included in "notwithstanding" sentence discussed above) will be 0.41%, 1.16%, 0.66% and 0.16% for Class A5, C5, R5 and Y, respectively.

(3) Following the reorganization with Van Kampen 30 Retirement Strategy and Van Kampen 2035 Retirement Strategy, the Fund's contractual limit through at least June 30, 2012 (excluding only items included in "notwithstanding" sentence discussed above) will be 0.29%, 1.04%, 0.54% and 0.04% for Class A5, C5, R5 and Y, respectively.

(4) Following the reorganization with Van Kampen 2040 Retirement Strategy and Van Kampen 2045 Retirement Strategy, the Fund's contractual limit through at least June 30, 2012 (excluding only items included in "notwithstanding" sentence discussed above) will be 0.28%, 1.03%, 0.53% and 0.03% for Class A5, C5, R5 and Y, respectively.

(5) Following the reorganization with Van Kampen 50 Retirement Strategy, the Fund's contractual limit through at least June 30, 2012 (excluding only items included in "notwithstanding" sentence discussed above) will be 0.26%, 1.01%, 0.51% and 0.01% for Class A5, C5, R5 and Y, respectively.

(6) Following the reorganization with Van Kampen In Retirement, the Fund's contractual limit through at least June 30, 2012 (excluding only items included in "notwithstanding" sentence discussed above) will be 0.47%, 1.22%, 0.72% and 0.22% for Class A5, C5, R5 and Y, respectively.

(7) Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund I, Ltd.

(8) The expense limit shown is the expense limit after Rule 12b-1 fee waivers by Invesco Distributors, Inc.

(9) Invesco may establish, amend or terminate voluntary waivers at any time in its sole discretion after consultation with the Trust.

(10) Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund III, Ltd.

(11) Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund II, Ltd.

                                                         as of December 13, 2011

               EXHIBIT "B" - INSTITUTIONAL MONEY MARKET FUNDS(1,2)

                          SHORT-TERM INVESTMENTS TRUST

                                      CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF     EXPIRATION
FUND                                    VOLUNTARY   LIMITATION    CURRENT LIMIT          DATE
------------------------------------  ------------  ----------  -----------------  -----------------
Government & Agency Portfolio
     Cash Management Class             Contractual    0.22%(2)     July 1, 2009    December 31, 2012
     Corporate Class                   Contractual    0.17%        July 1, 2009    December 31, 2012
     Institutional Class               Contractual    0.14%        July 1, 2009    December 31, 2012
     Personal Investment Class         Contractual    0.69%(2)     July 1, 2009    December 31, 2012
     Private Investment Class          Contractual    0.44%(2)     July 1, 2009    December 31, 2012
     Reserve Class                     Contractual    1.01%(2)     July 1, 2009    December 31, 2012
     Resource Class                    Contractual    0.30%(2)     July 1, 2009    December 31, 2012

Government TaxAdvantage Portfolio
     Cash Management Class             Contractual    0.22%(2)     July 1, 2009    December 31, 2012
     Corporate Class                   Contractual    0.17%        July 1, 2009    December 31, 2012
     Institutional Class               Contractual    0.14%        July 1, 2009    December 31, 2012
     Personal Investment Class         Contractual    0.69%(2)     July 1, 2009    December 31, 2012
     Private Investment Class          Contractual    0.39%(2)     July 1, 2009    December 31, 2012
     Reserve Class                     Contractual    1.01%(2)     July 1, 2009    December 31, 2012
     Resource Class                    Contractual    0.30%(2)     July 1, 2009    December 31, 2012

Liquid Assets Portfolio
     Cash Management Class             Contractual    0.22%(2)     July 1, 2009    December 31, 2012
     Corporate Class                   Contractual    0.17%        July 1, 2009    December 31, 2012
     Institutional Class               Contractual    0.14%        July 1, 2009    December 31, 2012
     Personal Investment Class         Contractual    0.69%(2)     July 1, 2009    December 31, 2012
     Private Investment Class          Contractual    0.44%(2)     July 1, 2009    December 31, 2012
     Reserve Class                     Contractual    1.01%(2)     July 1, 2009    December 31, 2012
     Resource Class                    Contractual    0.34%        July 1, 2009    December 31, 2012

STIC Prime Portfolio
     Cash Management Class             Contractual    0.22%(2)     July 1, 2009    December 31, 2012
     Corporate Class                   Contractual    0.17%        July 1, 2009    December 31, 2012
     Institutional Class               Contractual    0.14%        July 1, 2009    December 31, 2012
     Personal Investment Class         Contractual    0.69%(2)     July 1, 2009    December 31, 2012
     Private Investment Class          Contractual    0.44%(2)     July 1, 2009    December 31, 2012
     Reserve Class                     Contractual    1.01%(2)     July 1, 2009    December 31, 2012
     Resource Class                    Contractual    0.30%(2)     July 1, 2009    December 31, 2012

Tax-Free Cash Reserve Portfolio(3)
     Cash Management Class             Contractual    0.33%(2)     July 1, 2009    December 31, 2012
     Corporate Class                   Contractual    0.28%        July 1, 2009    December 31, 2012
     Institutional Class               Contractual    0.25%        July 1, 2009    December 31, 2012
     Personal Investment Class         Contractual    0.80%(2)     July 1, 2009    December 31, 2012
     Private Investment Class          Contractual    0.50%(2)     July 1, 2009    December 31, 2012
     Reserve Class                     Contractual    1.12%(2)     July 1, 2009    December 31, 2012
     Resource Class                    Contractual    0.41%(2)     July 1, 2009    December 31, 2012

Treasury Portfolio
     Cash Management Class             Contractual    0.22%(2)     July 1, 2009    December 31, 2012
     Corporate Class                   Contractual    0.17%        July 1, 2009    December 31, 2012
     Institutional Class               Contractual    0.14%        July 1, 2009    December 31, 2012
     Personal Investment Class         Contractual    0.69%(2)     July 1, 2009    December 31, 2012
     Private Investment Class          Contractual    0.44%(2)     July 1, 2009    December 31, 2012
     Reserve Class                     Contractual    1.01%(2)     July 1, 2009    December 31, 2012
     Resource Class                    Contractual    0.30%(2)     July 1, 2009    December 31, 2012

(1) The expense rate excluding 12b-1 fees of any class of shares established after the date of this Memorandum of Agreement will be the same as existing classes.

(2) The expense limit shown is the expense limit after Rule 12b-1 fee waivers by Invesco Distributors, Inc.

(3) The expense limitation also excludes Trustees' fees and federal registration expenses.

                                                         as of December 13, 2011

                    EXHIBIT "C" - VARIABLE INSURANCE FUNDS

        AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

                                        CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF     EXPIRATION
FUND                                     VOLUNTARY    LIMITATION    CURRENT LIMIT         DATE
--------------------------------------  ------------  ----------  ------------------  --------------
Invesco V.I. Balanced-Risk Allocation
Fund(1)
     Series I Shares                     Contractual    0.69%       January 1, 2012    June 30, 2013

     Series II Shares                    Contractual    0.94%       January 1, 2012    June 30, 2013

Invesco V.I. Basic Value Fund
     Series I Shares                     Contractual    1.30%       January 1, 2005   April 30, 2013

     Series II Shares                    Contractual    1.45%       January 1, 2005   April 30, 2013

Invesco V.I. Capital Appreciation Fund
     Series I Shares                     Contractual    1.30%       January 1, 2005   April 30, 2013

     Series II Shares                    Contractual    1.45%       January 1, 2005   April 30, 2013

Invesco V.I. Capital Development Fund
     Series I Shares                     Contractual    1.30%       January 1, 2005    June 30, 2012

     Series II Shares                    Contractual    1.45%       January 1, 2005    June 30, 2012

Invesco V.I. Core Equity Fund
     Series I Shares                     Contractual    1.30%       January 1, 2005   April 30, 2013

     Series II Shares                    Contractual    1.45%       January 1, 2005   April 30, 2013

Invesco V.I. Diversified Income Fund
     Series I Shares                     Contractual    0.75%        July 1, 2005     April 30, 2013

     Series II Shares                    Contractual    1.00%        July 1, 2005     April 30, 2013

Invesco V.I. Dividend Growth Fund
     Series I Shares                     Contractual    0.77%        July 1, 2012     April 30, 2013

     Series II Shares                    Contractual    1.02%        July 1, 2012     April 30, 2013
Invesco V.I. Global Health Care Fund
     Series I Shares                     Contractual    1.30%       April 30, 2004    April 30, 2013

     Series II Shares                    Contractual    1.45%       April 30, 2004    April 30, 2013

Invesco V.I. Global Real Estate Fund
     Series I Shares                     Contractual    1.30%       April 30, 2004    April 30, 2013

     Series II Shares                    Contractual    1.45%       April 30, 2004    April 30, 2013

Invesco V.I. Government Securities
Fund
     Series I Shares                     Contractual    0.70%        July 1, 2012     April 30, 2013

     Series II Shares                    Contractual    0.95%        July 1, 2012     April 30, 2013

----------

(1) Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund IV, Ltd.

                                                         as of December 13, 2011

                                        CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF     EXPIRATION
FUND                                     VOLUNTARY    LIMITATION    CURRENT LIMIT         DATE
--------------------------------------  ------------  ----------  ------------------  --------------
Invesco V.I. High Yield Fund
     Series II Shares                    Contractual    0.80%        May 2, 2011       June 30, 2013

     Series II Shares                    Contractual    1.05%        May 2, 2011       June 30, 2013

Invesco V.I. High Yield Securities
Fund
     Series I Shares                     Contractual    1.75%      February 12, 2010   June 30, 2012

     Series II Shares                    Contractual    2.00%      February 12, 2010   June 30, 2012

Invesco V.I. International Growth Fund
     Series I Shares                     Contractual    1.11%        May 2, 2011      June 30, 2012

     Series II Shares                    Contractual    1.36%        May 2, 2011      June 30, 2012

Invesco V.I. Leisure Fund
     Series I Shares                     Contractual    1.01%       April 30, 2004    April 30, 2013

     Series II Shares                    Contractual    1.26%       April 30, 2004    April 30, 2013

Invesco V.I. Mid Cap Core Equity Fund
     Series I Shares                     Contractual    1.30%     September 10, 2001  April 30, 2013

     Series II Shares                    Contractual    1.45%     September 10, 2001  April 30, 2013

Invesco V.I. Money Market Fund
     Series I Shares                     Contractual    1.30%      January 1, 2005    April 30, 2013

     Series II Shares                    Contractual    1.45%      January 1, 2005    April 30, 2013

Invesco V.I. S&P 500 Index Fund
     Series I Shares                     Contractual    0.28%      February 12, 2010   June 30, 2012

     Series II Shares                    Contractual    0.53%      February 12, 2010   June 30, 2012

Invesco V.I. Select Dimensions
Equally-Weighted S&P 500 Fund
     Series I Shares                     Contractual    0.37%      February 12, 2010   June 30, 2012

     Series II Shares                    Contractual    0.62%      February 12, 2010   June 30, 2012

Invesco V.I. Small Cap Equity Fund
     Series I Shares                     Contractual    1.15%        July 1, 2005     April 30, 2013

     Series II Shares                    Contractual    1.40%        July 1, 2005     April 30, 2013

Invesco V.I. Technology Fund
     Series I Shares                     Contractual    1.30%       April 30, 2004    April 30, 2013

     Series II Shares                    Contractual    1.45%       April 30, 2004    April 30, 2013

Invesco V.I. Utilities Fund
     Series I Shares                     Contractual    0.93%     September 23, 2005  April 30, 2012

     Series II Shares                    Contractual    1.18%     September 23, 2005  April 30, 2012

Invesco Van Kampen V.I. Capital
Growth Fund
     Series I Shares                     Contractual    0.94%        July 1, 2012     April 30, 2013

                                                         as of December 13, 2011

                                        CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF     EXPIRATION
FUND                                     VOLUNTARY    LIMITATION    CURRENT LIMIT         DATE
--------------------------------------  ------------  ----------  ------------------  --------------
     Series II Shares                    Contractual    1.19%        July 1, 2012     April 30, 2013

Invesco Van Kampen V.I. Comstock Fund
     Series I Shares                     Contractual    0.72%        July 1, 2012     April 30, 2013

     Series II Shares                    Contractual    0.97%        July 1, 2012     April 30, 2013

Invesco Van Kampen V.I. Equity and
Income Fund
     Series I Shares                     Contractual    0.70%     February 12, 2010   June 30, 2012

     Series II Shares                    Contractual    0.75%(2)  February 12, 2010   June 30, 2012

Invesco Van Kampen V.I. Global Value
Equity Fund
     Series I Shares                     Contractual    0.94%        May 2, 2011       June 30, 2012

     Series II Shares                    Contractual    1.19%        May 2, 2011       June 30, 2012

Invesco Van Kampen V.I. Growth and
Income Fund
     Series I Shares                     Contractual    0.72%        July 1, 2012     April 30, 2013

     Series II Shares                    Contractual    0.97%        July 1, 2012     April 30, 2013

Invesco Van Kampen V.I. Mid Cap
Growth Fund
     Series I Shares                     Contractual    1.01%      February 12, 2010   June 30, 2012

     Series II Shares                    Contractual    1.26%      February 12, 2010   June 30, 2012

Invesco Van Kampen V.I. Mid Cap Value
Fund
     Series I Shares                     Contractual    1.18%      February 12, 2010   June 30, 2012

     Series II Shares                    Contractual    1.28%(2)   February 12, 2010   June 30, 2012

(2) The expense limit shown is the expense limit after Rule 12b-1 fee waivers by Invesco Distributors, Inc.

                                                         as of December 13, 2011

                        EXHIBIT "D" - CLOSED-END FUNDS(1)

                INVESCO CALIFORNIA INSURED MUNICIPAL INCOME TRUST

                                        CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF    EXPIRATION
FUND                                     VOLUNTARY    LIMITATION    CURRENT LIMIT         DATE
--------------------------------------  ------------  ----------  -----------------   -------------
Invesco California Insured Municipal
Income Trust                            Contractual      0.67%      June 1, 2010      June 30, 2012

                 INVESCO CALIFORNIA QUALITY MUNICIPAL SECURITIES

                                        CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF    EXPIRATION
FUND                                     VOLUNTARY    LIMITATION    CURRENT LIMIT         DATE
--------------------------------------  ------------  ----------  -----------------   -------------
Invesco California Quality Municipal
Securities                              Contractual    0.70%        June 1, 2010      June 30, 2012

                          INVESCO HIGH YIELD FUND, INC.

                                        CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF    EXPIRATION
FUND                                     VOLUNTARY    LIMITATION    CURRENT LIMIT         DATE
--------------------------------------  ------------  ----------  -----------------   -------------
Invesco High Yield Investment
Funds, Inc.                             Contractual     0.98%      June 1, 2010       June 30, 2012

                 INVESCO INSURED CALIFORNIA MUNICIPAL SECURITIES

                                        CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF    EXPIRATION
FUND                                     VOLUNTARY    LIMITATION    CURRENT LIMIT        DATE
--------------------------------------  ------------  ----------  -----------------   -------------
Invesco Insured California Municipal
Securities                              Contractual    0.70%       June 1, 2010       June 30, 2012

                      INVESCO INSURED MUNICIPAL BOND TRUST

                                        CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF   EXPIRATION
FUND                                     VOLUNTARY    LIMITATION    CURRENT LIMIT        DATE
--------------------------------------  ------------  ----------  -----------------   -------------
Invesco Insured Municipal Bond Trust    Contractual     1.00%      June 1, 2010       June 30, 2012

                     INVESCO INSURED MUNICIPAL INCOME TRUST

                                        CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF    EXPIRATION
FUND                                     VOLUNTARY    LIMITATION    CURRENT LIMIT         DATE
--------------------------------------  ------------  ----------  -----------------   -------------
Invesco Insured Municipal Income
Trust                                   Contractual     0.64%      June 1, 2010      June 30, 2012

                      INVESCO INSURED MUNICIPAL SECURITIES

                                        CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF    EXPIRATION
FUND                                     VOLUNTARY    LIMITATION    CURRENT LIMIT         DATE
--------------------------------------  ------------  ----------  -----------------   -------------
Invesco Insured Municipal Securities     Contractual    0.54%       June 1, 2010      June 30, 2012

                                                         as of December 13, 2011

                         INVESCO INSURED MUNICIPAL TRUST

                                        CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF    EXPIRATION
FUND                                     VOLUNTARY    LIMITATION    CURRENT LIMIT        DATE
--------------------------------------  ------------  ----------  -----------------   -------------
Invesco Insured Municipal Trust          Contractual     0.66%      June 1, 2010      June 30, 2012

                  INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST

                                        CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF    EXPIRATION
FUND                                     VOLUNTARY    LIMITATION    CURRENT LIMIT         DATE
--------------------------------------  ------------  ----------  -----------------   -------------
Invesco Municipal Income Opportunities
Trust                                    Contractual     0.73%      June 1, 2010      June 30, 2012

                 INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST II

                                        CONTRACTUAL/    EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                     VOLUNTARY    LIMITATION    CURRENT LIMIT         DATE
--------------------------------------  ------------  ----------  -----------------   -------------
Invesco Municipal Income Opportunities
Trust II                                 Contractual     0.73%      June 1, 2010      June 30, 2012

                INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST III

                                        CONTRACTUAL/    EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                     VOLUNTARY    LIMITATION    CURRENT LIMIT         DATE
--------------------------------------  ------------  ----------  -----------------   -------------
Invesco Municipal Income Opportunities
Trust III                                Contractual    0.84%       June 1, 2010      June 30, 2012

                     INVESCO MUNICIPAL PREMIUM INCOME TRUST

                                        CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF    EXPIRATION
FUND                                     VOLUNTARY    LIMITATION    CURRENT LIMIT        DATE
--------------------------------------  ------------  ----------  -----------------   -------------
Invesco Municipal Premium Income
Trust                                    Contractual     1.03%      June 1, 2010      June 30, 2012

                  INVESCO NEW YORK QUALITY MUNICIPAL SECURITIES

                                        CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF    EXPIRATION
FUND                                     VOLUNTARY    LIMITATION    CURRENT LIMIT        DATE
--------------------------------------  ------------  ----------  -----------------   -------------
Invesco New York Quality Municipal
Securities                               Contractual     0.80%      June 1, 2010      June 30, 2012

                           INVESCO PRIME INCOME TRUST

                                        CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF    EXPIRATION
FUND                                     VOLUNTARY    LIMITATION    CURRENT LIMIT         DATE
--------------------------------------  ------------  ----------  -----------------   -------------
Invesco Prime Income Trust               Contractual     1.32%      June 1, 2010      June 30, 2012

                                                         as of December 13, 2011

                     INVESCO QUALITY MUNICIPAL INCOME TRUST

                                        CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF    EXPIRATION
FUND                                     VOLUNTARY    LIMITATION    CURRENT LIMIT         DATE
--------------------------------------  ------------  ----------  -----------------   -------------
Invesco Quality Municipal Income
Trust                                    Contractual     0.70%      June 1, 2010      June 30, 2012

                   INVESCO QUALITY MUNICIPAL INVESTMENT TRUST

                                        CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF    EXPIRATION
FUND                                     VOLUNTARY    LIMITATION    CURRENT LIMIT        DATE
--------------------------------------  ------------  ----------  -----------------   -------------
Invesco Quality Municipal Investment
Trust                                    Contractual    0.70%       June 1, 2010      June 30, 2012

                     INVESCO QUALITY MUNICIPAL SECURITIES

                                        CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF     EXPIRATION
FUND                                     VOLUNTARY    LIMITATION    CURRENT LIMIT         DATE
--------------------------------------  ------------  ----------  -----------------   -------------
Invesco Quality Municipal Securities     Contractual     0.66%      June 1, 2010      June 30, 2012

(1) The total operating expenses of any class of shares established after the date of this Memorandum of Agreement will be limited to the amount established for Class A Shares plus the difference between the new class 12b-1 rate and the Class A 12b-1 rate.